SECOND MORTGAGE
                           Dated as of March 29, 1996


                            ADVANCED FINANCIAL, INC.
                                       and
                               AFI MORTGAGE CORP.

                                        a

                                    Mortgagor

                                       TO:

                          FIRST MORTGAGE INVESTMENT CO.


                                        a

                                    Mortgagee


                  This instrument was prepared by and recorded
                              counterparts should
                                 be returned to:

                         SHUGHART THOMSON & KILROY, P.C.
                          ATTENTION: STEVEN H. GOODMAN
                                   Suite 1800
                               120 W. 12th Street
                           Kansas City, Missouri 64105
                                 (816) 421-3355

                                 SECOND MORTGAGE


      THIS MORTGAGE, dated the 29th day of March, 1996, is granted by Advanced Financial, Inc., a Delaware corporation, located at 5425 Martindale, Shawnee, Kansas 66218, and AFI Mortgage Corp., a Nebraska corporation, located at P.O. Box 3217, Shawnee, Kansas 66203 (collectively referred to as "Mortgagor"), to First Mortgate Investment Co., a Missouri corporation, having offices located at 5225 W. 75th Street, Suite 100, P.O. Box 8357, Prairie Village, Kansas 66208 ("Mortgagee").

                              W I T N E S S E T H:

      WHEREAS, Mortgagor is the fee owner of certain real property legally described in Exhibit A, attached hereto and made a part hereof (herein called the "Premises"); and

      WHEREAS, Mortgagor has delivered to Mortgagee its Promissory Note in the principal amount of Three Hundred Fifty Thousand Dollars No/100 ($350,000.00) executed on or about even date herewith payable to Mortgagee (the "Note"), a true and accurate copy of which is attached hereto and incorporated herein by reference as Exhibit B; and

      WHEREAS, the indebtedness evidenced by the Note is secured by the property hereinafter described and it is to be paid, together with interest, as set forth in the Note; and

      WHEREAS, the Mortgagee has required, as a condition for its acceptance of the Note, that the Mortgagor execute and deliver this Mortgage to secure the following:

      (i)  The principal amount of the Note; plus

      (ii) Interest on the principal amount as provided in the Note; plus

      (iii)All other amounts payable under the Note, the Term Loan and Security Agreement (hereinafter "Loan Agreement"), this Mortgage, or any of the Loan Documents (as hereinafter defined), including all future advances made according to the terms of the Note or the Loan Agreement and those advances to protect the security and costs of enforcement, as the same may be amended, modified and supplemented and where the maturity thereof may be extended or renewed.

All  amounts   described  in  (i)-(iii)   hereof  and  the  other  monetary  and
non-monetary obligations contained in the instruments evidencing or securing the foregoing, as applicable, are herein collectively called the "Obligations."

      NOW, THEREFORE, for and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Mortgagor, to secure the punctual payment by Mortgagor when due, whether at stated maturity, by acceleration or otherwise, of the Obligations and the performance and observance of all other

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


covenants, obligations and liabilities of Mortgagor under this Mortgage, and all other documents required to be delivered by the Loan Agreement (such documents being herein collectively called the "Loan Documents"), Mortgagor does hereby GRANT, BARGAIN, ASSIGN, TRANSFER, SELL, MORTGAGE, WARRANT and CONVEY, unto Mortgagee, its successors and assigns, each and all of the following real property, and further grants to Mortgagee, its successors and assigns, as applicable, a security interest in and to all other property described in Granting Clauses First through Third below (all such real property and other property being herein collectively called the "Premises"):


                                GRANTING CLAUSES

      Subject to all prior interests therein, all the estate, right, title and interest of Mortgagor now owned or hereafter acquired, in, to and under, or derived from:

                                      FIRST

                                  Real Property

     That real property more particularly described in Exhibit A, attached hereto and incorporated herein by reference, and all rights, privileges, royalties and easements relating thereto (hereinafter the "Real Property").


                                     SECOND

                                  Improvements

      All buildings, structures, facilities, fixtures, and other improvements now or hereafter located on the Real Property (hereinafter the "Improvements").

                                      THIRD

                                    Equipment

      All chattels and articles of personal property and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, of every character and wherever situated, now or hereafter owned by Mortgagor which is either, in any way belonging, relating or appertaining to, or located on, the properties referred to in GRANTING CLAUSES FIRST AND SECOND (hereinafter the "Equipment"). Without limitation, Mortgagor hereby grants to Mortgagee, as applicable, a security interest in and to all of Mortgagor's present and future Equipment and Improvements, and Mortgagee shall have, in addition to all rights and remedies provided in the Loan Documents, all of the rights and remedies of a "secured party" under the Uniform Commercial Code of the state in which the Premises are located. This Mortgage constitutes and shall be deemed to be a "security agreement" for all purposes of said Uniform
Commercial Code. To the extent permitted by law, this Mortgage, once properly filed with the recorder's office of the county in which the Real Property is located, shall also be deemed a financing statement which perfects Mortgagee's security interest in fixtures and personal property under the Uniform Commercial Code.

      TO HAVE AND TO HOLD subject to the prior mortgage of Citizens Bank of Shawnee, the holder of a perfected first security interest in the Real Property recorded January 12, 1993 in Book 3823, Page 752 as Document No. 2207255, and the interests of prior lienholders (hereinafter the "Permitted Encumbrances"), together with all the rights, privileges and appurtenances thereunto belonging, unto Mortgagee, its substitutes, successors and assigns forever, for the uses and purposes herein set forth.

      Mortgagor, represents, warrants, covenants and agrees with Mortgagee as follows:


                                    ARTICLE I

                   Representations and Warranties of Mortgagor

      SECTION 1.01. Title. Subject to the Permitted Encumbrances, Mortgagor is the lawful owner of the Premises and that it has good right and lawful authority to mortgage same; that it has not made, done, executed or suffered, and will not make, do, execute or suffer, any act or thing whereby its estate or interest in and title to the Premises or any part thereof shall or may be further impaired, changed or encumbered in any manner whatsoever; that it does warrant and will defend the title to the Premises against all claims and demands whatsoever not specifically excepted herein.

      SECTION 1.02. Lien. The lien created by this Mortgage is a valid second lien on the Premises and Mortgagor will keep the Premises free from superior or equal liens and claims of every kind to the lien of this Mortgage (subject only to the Permitted Encumbrances). Mortgagor shall not do or cause to be done, any act or omission which would increase the principal balance or amount owed on any Permitted Encumbrances.

      SECTION   1.03.   Authority.   Mortgagor   hereby   represents   and
warrants to Mortgagee that:

      (A) The execution, delivery and performance by Mortgagor of this Mortgage, the Note, the Loan Agreement, the Loan Documents and the borrowing evidenced by the Note: (i) are within the powers of Mortgagor; (ii) have been duly authorized by all requisite action; (iii) have received all necessary governmental approvals; and (iv) will not violate any provision of law, any order of any court or other agency of government.

      SECTION 1.04. Certificates and Permits. (i) Mortgagor has and will maintain in effect all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the operation of all or any part of the Premises, (ii) the present and contemplated use and/or occupancy of the Premises does not conflict with or violate any of the same, and (iii) Mortgagor, promptly upon request by the Mortgagee, shall deliver to the Mortgagee copies of all of the same.

                                   ARTICLE II

                             Covenants of Mortgagor

     SECTION 2.01. General Covenants.

      (a) Payment of Obligations. Mortgagor will punctually pay when due the Obligations and will perform and observe all of its obligations under this Mortgage.

      (b) Filing and Recording. Mortgagor will, at the request of Mortgagee, promptly record and rerecord, file and refile, register and reregister this Mortgage, and any financing or continuation statements.

      (c) Maintenance. Mortgagor will cause the Premises and every part thereof to be maintained, preserved and kept in safe and good repair and condition, in accordance with its present condition, and will abstain from and not permit the commission of waste in or about the Premises. Mortgagor will also make all necessary and proper repairs, renewals, replacements, additions and betterments thereto, so that the value and efficient use thereof shall be preserved and maintained and so that all laws and regulations as aforesaid shall be complied with.

      (d) Real Estate Taxes, Other Governmental Charges- Liens, and Utility Charges. Mortgagor shall, before any penalty attaches thereto, pay and discharge or cause to be paid and discharged all taxes, assessments, utility charges and other governmental charges imposed upon or against the Premises or upon or against the Note and the indebtedness secured hereby, and will not suffer to exist any mechanics, statutory or other lien on the Premises or any part thereof unless such lien is inferior to this Mortgage, consented to by Mortgagee in writing, or is a Permitted Encumbrance. Copies of paid real estate tax and assessment receipts shall be furnished to Mortgagee upon request not less than ten (10) days prior to the delinquent dates.

      (e) Advances. If Mortgagor shall fail to comply with any of the terms, covenants, conditions herein with respect to procuring of insurance, the payment of taxes, assessments and other charges, the keeping of the Premises in repair, or any other term, covenant or condition herein contained, Mortgagee may make advances to perform the same. Mortgagor agrees to repay all sums so advanced upon demand, with interest at the default rate as set forth in the Note. All sums so advanced, with interest at the default rate provided in the Note, shall be secured hereby in equal priority to the indebtedness evidenced by the Note, but no such advance shall be deemed to relieve Mortgagor from any default hereunder. Nothing in this Mortgage shall be construed to obligate Mortgagee to make any renewals or additional loans or advances.

      (f) WAIVER OF JURY TRIAL. THE MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW, THE RIGHT BE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, COUNTERCLAIM OR LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS MORTGAGE, THE LOAN SECURED HEREBY OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR

ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE ACCEPTING THIS MORTGAGE AND MAKING THE LOAN SECURED HEREBY.

      (g) Use of Premises. Mortgagor shall furnish and keep, if appropriate, in force a Certificate of Occupancy or its equivalent (with respect to any structures located on the Premises), and comply with all restrictions laws, ordinances, acts, rules, regulations affecting the Premises.

      SECTION 2.02. Insurance.

      (a) Insurance In General. Mortgagor shall procure and maintain continuously in effect with respect to the Premises:

           (i) Direct damage insurance covering at least the risk of loss from Fire, Extended Coverage Perils, and Vandalism and Malicious Mischief, on a replacement cost basis in an amount sufficient to pay off the Note. The policies required by this paragraph shall be subject to no co-insurance clause and may include a deductibility provision not exceeding $10,000.00.

           (ii) Minimum Insurance Amount of One Million Dollars and No/100 ($1,000,000.00) on the Premises.

      All insurance provided for herein shall be effective under a valid and enforceable policy or policies issued by an insurer of recognized responsibility. Each policy of insurance herein required shall contain a provision that the insurer shall not cancel, refuse to renew or materially modify it without giving written notice to Mortgagee at least thirty (30) days before such cancellation, nonrenewal or modification becomes effective.


       SECTION 2.03.  Damage and Destruction.

      (a) Mortgagee's Rights. In case of loss or damage to the Premises by fire, vandalism or any other casualty, Mortgagee is authorized (but not required) (a) to settle and adjust any claim under insurance policies which insure against such risks, or (b) to allow Mortgagor to agree with the insurance company or companies on the amount to be paid in regard to such loss. In either case, the Mortgagee is authorized to collect and issue a receipt for any such insurance money. In the event of loss or damage to a portion or all of the Premises, the insurance proceeds may, at the sole option of the Mortgagee, either be applied in reduction of the Obligations secured hereby, whether due or not, without prepayment charge, or be held by the Mortgagee and used to reimburse Mortgagor for the cost of the rebuilding or restoration of the Premises, or any combination thereof, subject to the prior lien of Citizens tank of Shawnee.

      (b) Mortgagor's Obligations; Risk of Loss. In the event of any damage to or loss or destruction of the Premises, Mortgagor shall promptly notify Mortgagee of such event and take such steps as shall be reasonably necessary to preserve any undamaged portion of the Premises.

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


Mortgagor expressly assumes all risk of loss, including a decrease in the use, enjoyment or value of the Premises from any casualty whatsoever, whether or not insurable or insured against.

      SECTION 2.04. Condemnation.

      (a) Mortgagor's Obligations; Proceedings. Mortgagor, immediately upon obtaining knowledge of any pending or threatened institution of any proceedings for the condemnation of all or any portion of the Premises or the exercise of any right of eminent domain over all or any portion of the Premises, shall immediately notify Mortgagee of the threat or pendency thereof. If the Premises, or any part thereof, is taken or damaged by reason of any public improvement or condemnation proceedings, or in any other manner, subject to the rights of existing lien holders and mortgagees, Mortgagee shall be entitled to all compensation, awards and other payments or relief therefor to which Mortgagor shall be entitled. Subject to the rights of existing lien holders and mortgagees, Mortgagee may, through Mortgagee's or Mortgagor's attorney, participate in any such proceedings, and Mortgagor from time to time will execute and deliver to Mortgagee all instruments reasonably required by Mortgagee to permit such participation.

      (b) Application of Proceeds. Subject to the rights of existing lien holders and mortgagees, Mortgagor hereby absolutely and unconditionally assigns, transfers and sets over to the Mortgagee the entire proceeds of any award or any claim for damages remaining after the Obligations of the First Mortgage are satisfied for any of the Premises taken or damages under the power of eminent domain or by condemnation and all compensation, award, damages, rights of action and proceeds to which Mortgagor shall be entitled. The Mortgagee may elect to apply the proceeds of the award upon or in reduction of the Obligations secured hereby, whether due or not, without prepayment charge, or make said proceeds available for restoration or rebuilding of the Premises in accordance with the terms and conditions governing insurance proceeds under Section 2.03 herein.

      SECTION 2.05. Compliance with Legal Requirements; Environmental Laws. Mortgagor will use its best efforts to promptly and faithfully comply with all present and future judicial decisions, statutes, rulings, orders, decrees, rules, regulations, permits, certificates or ordinances of any governmental authority in any way applicable to Mortgagor's ability to perform under this Mortgage (the "Legal Requirements").

      Mortgagor shall not cause asbestos-containing materials to be present in any of the Improvements or other structures located on or which are a part of the Premises; Mortgagor shall use his best efforts not to violate any environmental laws or other regulation or ordinance of any governmental authority relating to health or the environment (collectively the "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C.
Section 9601 et seq.) ("CERCLA"), Superfund Amendments and Reauthorizations Act of 1986, the Resource Conversion and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.) ("RCRA"), or any applicable state laws. Mortgagor covenants (i) that it will not cause any Hazardous Materials (as defined in CERCLA) to be located on the Premises, (ii) that Mortgagor's operations will not involve the generation, transportation, treatment or disposal of Hazardous Materials, (iii) that to the best of Mortgagor's knowledge, during the time period prior to Mortgagor's ownership of the Premises, there has been no disposal

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


or release of any Hazardous Materials on the Premises or that affects the Premises, (iv) that Mortgagor will not install any underground storage tank or similar facility on the Premises without (1) first notifying Mortgagee of its intent to install such a facility and the proposed location of that facility,
(2) certifying to Mortgagee that the facility and the installation of the facility will be in compliance with all Legal Requirements, and (3) providing evidence and certifying to Mortgagee that the facility, after its installation, has in fact been installed in compliance with all Legal Requirements, and (v) that Mortgagor will not handle process or allow to be brought upon the Premises any substance or material that might result in a violation of any Applicable Environmental Laws. Mortgagor will not do, and will prevent others from doing anything on the Premises that could subject Mortgagor, Mortgagee or the Premises to penalty or liability for violations of any Applicable Environmental Laws.


                                   ARTICLE III

                       Assignment of Rents and Other Sums

       SECTION 3.01.  Assignment.

      (a) In the event of an Event of Default, Mortgagor hereby absolutely, presently and unconditionally grants, bargains, sells, transfers, assigns and sets over to Mortgagee all rents, income, profits, proceeds and any and all cash collateral to be derived from the leases and the use, possession or occupation of all or part of the Premises remaining after the obligations to existing lienholders or mortgagees are satisfied. Mortgagee shall be entitled to receive all of the benefits and exercise all of the rights related to or arising therefrom in the same manner and to the same extent as Mortgagor.
 Nothing contained in the preceding sentence shall be construed to bind Mortgagee to the performance of any of the provisions of any such contract, bond, lease, rental agreement or other document or otherwise impose any obligation upon Mortgagee. In addition, Mortgagee shall not be responsible for the control, care, management or repair of the Premises; nor shall it operate to make the Mortgagee responsible or liable for any waste committed on the Premises or for any dangerous or defective condition on the Premises or for any negligence in connection with the Premises. This assignment of leases, rents and income is a perfected, absolute and present assignment.

      (b) Notwithstanding any law to the contrary, if there is an Event of Default as defined in Section 6.01, and if there is any law requiring Mortgagee to take actual possession of the Premises (or some action equivalent thereto, such as securing the appointment of a receiver) in order for Mortgagee to
"perfect" or "activate" its fights and remedies as set forth herein, then Mortgagor waives the benefits of the law and agrees that the law shall be satisfied solely by: (1) Mortgagee sending Mortgagor written notice that Mortgagee intends to enforce and is enforcing its rights in and to the Premises and the rents, revenues, profits and other items assigned herein; and (2) Mortgagee sending written notice to any or all tenants on the Premises that said tenants should commence making payments under the Leases directly to Mortgagee or its designee.

      (c) Notwithstanding the provisions set forth in subsection 3.0 1 (a) above, so long as no Event of Default hereunder shall exist, and except as otherwise expressly provided herein,

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


Mortgagor shall have a revocable license to collect, as the same shall accrue, said rents, income, profits, proceeds and cash collateral. Subject to the rights of existing lienholders and mortgagees, Mortgagor agrees to hold the same in trust and to use the same in payment of the Obligations.

      (d) Upon the occurrence and during the continuance of any such Event of Default, the license set forth in subsection (c) of this Section may be revoked in whole or in part by Mortgagee by written notice to Mortgagor and the tenants, and thereafter Mortgagee shall have the right and authority to exercise any of the rights or remedies referred to or set forth in Article VI hereof.

                                   ARTICLE IV

                                    Indemnity

     SECTION 4.01. Indemnity. Mortgagor agrees to indemnify and hold harmless Mortgagee from and against any, and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including reasonable attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Mortgagee by reason or on account of, or in connection with (i) any default or Event of Default by Mortgagor hereunder, and (ii) Mortgagee's exercise of any of its rights and remedies, or the performance of any of its duties hereunder, except that no such indemnity shall apply if there is any fraud, willful misconduct or gross negligence on the part of Mortgagee in its exercise of such rights and remedies or the performance of any of its duties hereunder.


                                    ARTICLE V

                Transfer of the Premises and Release of Mortgage

      SECTION 5.01. Continuous Ownership of Premises. Mortgagor acknowledges that the continuous ownership by Mortgagor of the Premises is a material covenant of the Mortgagor in this Mortgage and the Note which it secures. Mortgagor agrees that Mortgagor will not, directly or indirectly, voluntarily or involuntarily, sell, grant, convey, encumber, assign, divest or otherwise transfer or permit to be subject of a transfer, any part or all of the Premises or any legal or beneficial interest therein superior to the Mortgage, except the Permitted Encumbrances, without Mortgagee's prior written consent.


                                   ARTICLE VI

                              Defaults and Remedies

      SECTION 6.01. Event of Default. In addition to and not in limitation of any events of Default contained in the Loan Agreement or in the Note, the term "Event of Default", as used in this Mortgage, shall mean the occurrence of any of the following events:

      (a) Default shall be made and shall continue unremedied beyond the applicable cure period in the Loan Agreement or the Note, if any, or in any note secured by a Permitted Encumbrance; or

      (b) Any representation, warranty or statement made by Mortgagor in this Mortgage, the Note, the Loan Agreement, or any other documents executed contemporaneously herewith, shall prove to have been materially false; or

      (c) Failure to perform or observe any material obligations, conditions, agreements or covenants under this Mortgage, which is not cured within ten (10) days of any such failure, or under any other Loan Documents, which is not cured within the applicable cure period set forth in such document; or

      (d) Any assignment, sale, conveyance or divestment by Mortgagor of its interest or title in any manner whatsoever, in any portion of the Premises serving as security for the Note without the prior written consent of Mortgagee; or

      (e) If Mortgagor is named as "debtor" in any petition filed under the United States Bankruptcy Code, or under any similar or successor federal statute relating to bankruptcy, insolvency, arrangements, or reorganizations, or under any similar state bankruptcy or insolvency act, or files an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if Mortgagor fails to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution, or liquidation of Mortgagor within thirty
 (30) days of the date of filing such proceeding, or if Mortgagor is adjudged a bankrupt, or if a trustee or receiver is appointed for Mortgagor or for any of Mortgagor's property, or if Mortgagor makes an assignment for the benefit of creditors, or if there is any attachment, execution, or other judicial seizure of all or any portion of the Premises.

      SECTION 6.02. Remedies. In addition to all other remedies available to Mortgagee, Mortgagee may take the following actions, each of which may be pursued concurrently or otherwise, to the extent permitted by law, at such time and in such order as Mortgagee may determine:

      (a) subject to any right of reinstatement pursuant to applicable law, declare by written notice to the Mortgagor the entire balance of the Obligations to be immediately due and payable; or

      (b) to the extent permitted by law, institute a proceeding or proceedings, judicial or otherwise, for the complete or partial foreclosure of this Mortgage under any applicable provision of law and, to the extent the Premises are located in a state where permitted, Mortgagee shall have the statutory power of sale in addition to all other rights and remedies hereunder; or

      (c) to the extent permitted by applicable law, sell the Premises, and all estate, right, title, interest, claim and demand of Mortgagor therein, and a rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property (and, to the extent permitted by applicable law, may elect to deem all of the Premises to be real property for purposes thereof, and at such time and place and upon such terms as it may deem expedient; or

      (d) sue and recover a judgment on the Obligations as the same become due and payable, or on account of any default or defaults by Mortgagor, or either of them, hereunder; or

      (e) apply for the appointment of a receiver, custodian, trustee, liquidator or conservator of the Premises, to be vested with the fullest powers permitted under applicable law, as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Obligations or the solvency of Mortgagor, or either of them or any other person liable for the payment of the Obligations, and Mortgagor and each other person so liable waives or shall be deemed to have waived such necessity and consents or shall be deemed to have consented to such appointment, and Mortgagor and each other person so liable waives any notice or bond which may be required to be given or posted and agrees to deliver immediate possession of the Premises to the parties so appointed; or

      (f) with or without the entrance upon or taking possession of the Premises, collect and receive all earnings, revenues, rents, issues, profits, income and cash collateral derived from the Premises, and to make demand directly to any or all tenants under the leases for payment of such items directly to Mortgagee; or

      (g) release any portion of the Premises for such consideration as Mortgagee may reasonably require without, as to the remainder of the Premises, in any way impairing or affecting the lien or priority of this Mortgage.

      SECTION 6.03. Expenses. In any proceeding, judicial or otherwise, to foreclose this Mortgage or enforce any other remedy of Mortgagee under any Loan Documents or hereunder, there shall be allowed and included as an addition to and a part of the Obligations in the decree for sale or other judgment or decree all reasonable expenditures and expenses which may be paid or incurred in connection with the exercise by Mortgagee of any of its rights and remedies provided or referred to herein, and the same shall be secured by this Mortgage.

      SECTION 6.04. Application of Proceeds. Subject to the fights of existing lienholders and mortgagees, the purchase money, proceeds or avails of any sale referred to herein shall, except as herein expressly provided to the contrary, be applied as follows:

           FIRST: To the payment of all costs and expenses of any such sale, including reasonable compensation to Mortgagee, its agents and counsel, and all other costs incurred by the Mortgagee as authorized under the Loan Documents.

           SECOND: Ratably, to the payment in full of the Obligations (including principal, interest, and all other sums owed) in such order as Mortgagee may elect.

           THIRD: To the extent permitted by applicable law, to be set aside by Mortgagee as adequate security in its judgment for the payment of sums which would have been paid by application under clauses First and Second above to Mortgagee, which proceeds will, upon the request of Mortgagor, be place in an independent escrow account pending resolution of any matters arising out of an obligation or liability with respect to which Mortgagor has agreed to indemnify it, but which sums are not yet due and payable or liquidated.

          FOURTH: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

      SECTION 6.05. Waiver of Rights and Defenses. To the full extent Mortgagor may do so under applicable law, Mortgagor, for it and its heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming an interest in the Premises, hereby waives and releases all fights of redemption, appraisement, valuation, and notice of intention to mature or declare due the whole of the Obligations.

                                   ARTICLE VII

      SECTION 7.01. Defeasance. If all the Obligations shall have been paid in full, then and in that event only, all rights hereunder shall terminate and the Premises shall become wholly released and cleared of the liens, security interests, conveyances and assignments evidenced hereby.

      SECTION 7.02. Control of Documents. In the event that this Mortgage conflicts with any of the terms, covenants and conditions of the Note of even date herewith, the Note shall control. In the event this Mortgage conflicts with any off the terms, covenants and conditions of the Term Loan and Security Agreement of even date herewith, the Loan Agreement shall control. In all other events this Mortgage shall be read in conjunction with the Note and the Loan Agreement of even date herewith and be construed in accordance with the terms thereof.

      IN WITNESS WHEREOF, Mortgagor has executed this Mortgage on the date first above written.

                          MORTGAGOR:

                          ADVANCED FINANCIAL, INC.


                          By: /s/ William B. Morris
                              _____________________________________
                          Title: Secretary


                          AFI MORTGAGE CORP.


                          By: /s/ William B. Morris
                              _____________________________________
                          Title: Secretary

                                 ACKNOWLEDGMENT

STATE OF __________________  )
                             ) ss.
COUNTY OF _________________  )


      I,  __________________________________,  Notary Public,  do hereby certify that  on  the  ___  day  of  ___________,  1999,  ______________________________
personally appeared before me and being first duly sworn by me severally acknowledged that he/she signed as his/her free act and deed the foregoing document as _______________ of Advanced Financial, Inc., and declared that the statements therein contained are true, to his/her best knowledge and belief.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.


                          ___________________________________
                          Notary Public

My Commission Expires:

______________________

                                 ACKNOWLEDGMENT

STATE OF ___________________  )
                              ) ss.
COUNTY OF __________________  )


      I,  __________________________________,  Notary Public,  do hereby certify that  on  the  ___  day  of  ___________,  1999,  ______________________________
personally appeared before me and being first duly sworn by me severally acknowledged that he/she signed as his/her free act and deed the foregoing document as _______________ of AFI Mortgage Corp., and declared that the statements therein contained are true, to his/her best knowledge and belief.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.


                          __________________________________
                          Notary Public

My Commission Expires:

_______________________

                                    EXHIBIT A

                                  REAL PROPERTY


Property Description:

      "Lot 1, Block 2, MILLWOOD BUSINESS PARK FIRST PLAT, a subdivision in the City of Shawnee, Johnson County, Kansas."

                                    EXHIBIT B

                                 PROMISSORY NOTE


Date:      March 29, 1996                                   Principal: $350,000

Due Date:  March 29, 1998

      FOR VALUE RECEIVED, the undersigned, Advanced Financial, Inc., 5425 Martindale, Shawnee, Kansas 66218, a Delaware corporation, and AFI Mortgage Corp., a Nebraska corporation, P.O. Box 3217, Shawnee, Kansas 66203 (hereinafter collectively referred to as "Maker"), do hereby promise to pay to the order of First Mortgage Investment Co., 5225 W. 75th Street, Suite 100, P.O. Box 8357, Prairie Village, Kansas 66208, a Missouri corporation, (hereinafter referred to as "Holder"), the sum of Three Hundred Fifty Thousand ($350,000) Dollars and No/100, plus interest thereon. The principal amount is to be paid as set forth below. Interest shall be calculated at a variable rate equal to the Base Rate (as defined below) plus four (4%) percentage points, which rate shall be adjusted quarterly in accordance with the announced Base Rate of Citizens National Bank of Fort Scott, Kansas. The interest rate shall increase to a variable rate equal to the Base Rate plus six (6%) percentage points, upon the sale by Borrower of all of Borrower's servicing rights (as defined in Section
6.19 of that certain Term Loan and Security Agreement of even date herewith between Maker and Holder (the "Agreement")).

      The accrued interest shall be paid in eight (8) quarterly installments due on June 30, September 30, December 31 and March 31 beginning on the 30th day of June, 1996 and continuing until March 29, 1998. Upon the sooner of the sale of all of the Borrower's servicing rights (as defined in Section 6.19 of the Agreement) or the repayment of the Servicing Portfolio Note of even date herewith, -a principal payment of One Hundred Fifty Thousand Dollars and No/100 ($150,000.00) shall be due and payable, together with any accrued and unpaid interest through such date. The entire unpaid principal balance and all then accrued interest thereon shall be due and payable in full on the 29th day of March, 1998. Unless prohibited by applicable law, this Note shall bear interest (computed as aforesaid) on any principal or interest which is more than ten (10) days overdue, or upon the occurrence of any Event of Default (as defined in the Agreement), at the rate equal to the Base Rate plus seven (7%) percentage points (or, in each case at the highest rate permitted by applicable law, whichever is less). The principal and accrued interest shall be paid by the undersigned in lawful money of the United States of America, at 5225 W. 75th Street, Suite 100, P.O. Box 8357, Prairie Village, Kansas 66208, or such other place as may be designated by Holder from time to time.

      For purposes of this Note, "Base Rate" means the interest rate which from time to time is announced, published and used by the Citizens National Bank of Fort Scott, Kansas as its "prime rate." The interest rate which is designated as the "Base Rate" is not necessarily the lowest interest rate charged by the Citizens National Bank or the Holder on other credit; and the term "Base Rate" does not imply or-indicate that the interest rate which is designated as the "Base Rate" is lower than other credit extended by the Citizens National Bank or the Holder.

      The Maker reserves the right to prepay all or any part of the principal balance owing on this Note at any time or times prior to maturity without payment of any premium or penalty, subject to the conversion rights set forth in the Agreement.

      This Note is convertible, if an Event of Default occurs at any time until the Note has been paid in full, into Common Stock of the Maker in the manner, and upon the terms and conditions, provided in the Agreement.

      From time to time, this Note may be extended or renewed in whole or in part upon mutual written agreement of Maker and Holder. As to any extension or renewal, the rate of interest thereon may be changed or fees in consideration of loan extensions may be imposed and any related right or security therefor may be waived, exchanged, surrendered, or otherwise dealt with and any of the acts mentioned in this Note may be done, all without affecting the liability of the Maker or endorsers, each of whom agrees to remain liable under said Note until the debt represented thereby is actually paid in full to Holder. The release of any party liable upon or in respect to said Note shall not release any other such party. The Maker hereby waives presentment, demand of payment, protest, and notice of non-payment, and of protest and any and all other notices and demands whatsoever. The acceptance by Holder of additional security for the performance of the terms and provisions herein contained shall not in any way affect the liability of the Maker.

      Maker agrees to pay on demand any expenditures made by Holder in accordance with the Agreement. At the option of Maker, all such expenditures may be added to the unpaid principal balance on this Promissory Note and become a part of and on a parity with the principal indebtedness secured by the Agreements and other instruments executed herewith, and shall accrue interest at the rate as may be payable from time to time on the original principal indebtedness or may be declared immediately due and payable.

      Maker expressly agrees that upon failure to pay any sums herein specified when due, or the occurrence of an Event of Default under the Agreement, the entire principal debt, or so much thereof as may remain unpaid at the time, together with all accrued interest, shall, at the continuing option of Holder, become immediately due and payable, and any sum not so paid when due shall bear interest at the default rate specified above, and in addition thereto, there shall be due and payable all costs incurred and, to the extent permitted by law, reasonable attorney's fees in the event collection efforts are commenced by the placement of this Promissory Note into the possession of an attorney, such reasonable attorney's fees to be paid irrespective of whether or not actions or foreclosure proceedings are commenced or continued into judgment.

      In no event shall interest (including any charge or fee held to be interest by a court of competent jurisdiction) accrue to be payable hereon in excess of the highest contract rate allowable by law at the time such indebtedness shall be outstanding and unpaid, and if, by reason of the acceleration of maturity of such indebtedness or for any other reason, interest in excess of the highest legal rate shall be due or paid, any such excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such excess shall be waived or refunded to the Maker.

      This Promissory Note is to be construed in accordance with the laws of the State of Kansas. if any charges made in connection with this loan at any time whatsoever or provisions hereof are judicially determined to be invalid, then the interest rate shall be reduced to an amount which is legally permissible, and that portion thereof which is declared invalid shall not affect the remaining provisions hereof

      This Promissory Note is subject to the prior security interests of those persons set forth on Exhibit 4.0 to the Agreement, including without limitation, Bank One, Texas. The Agreement shall constitute security for the payment and full performance of this obligation as well as all expenditures made and sums advanced on principal hereunder. Incorporated herein by reference are the terms, conditions, covenants, representations, and warranties of the Agreement and any other instrument securing this Promissory Note.

      In this Promissory Note and any instrument securing the payment of the same, the singular shall include the plural; the masculine shall include the feminine and the neuter genders; "maker" or "undersigned" shall include the Maker, endorser, guarantor, and assumer. In the event this Note is executed, endorsed, guaranteed, or assumed by more than one person and/or firm, and/or corporations, all of the obligations herein contained shall be joint and several as among all of said parties. All persons liable, either now or hereafter, for the payment of this Note shall be jointly and severally liable, and waive presentment, demand, protest, and notice of non-payment and of protest, and agree that any modifications of the terms of payment or extension of time or payment shall in no way impair its/ their joint and several liability.

      IN WITNESS WHEREOF, the undersigned hereby executes this Agreement on the date first above written.

                                MAKER:

                                ADVANCED FINANCIAL, INC.


                                By: ________________________________
                                Title: _____________________________


                                AFI MORTGAGE CORP.


                                By: ________________________________
                                Title: _____________________________